SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                      ----------


                                       FORM 8-K


                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d) OF THE
                            SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): December 23, 1998


             MARYLAND                      333-8043                52-0822639
 (State or other jurisdiction of   (Commission file number)   (I.R.S. employer
  incorporation or organization)                             identification no.)


             115 STEVENS AVENUE
             VALHALLA, NY 10595                                 10595
  (Address of principal executive offices)                   (Zip code)


Registrant's telephone number, including area code:  (914) 749-3200

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Item 4. Changes in Registrant's Certifying Accountants

        On December 23, 1998, Registrant's Board of Directors appointed Ernst and Young LLP as its certifying accountants replacing BDO Seidman, LLP (the "Former Accountants").

        During the Registrant's two most recent fiscal years and the subsequent interim period through December 23, 1998, there were no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountants, would have caused them to make reference to the subject matter of the disagreement in their report. None of the Former Accountants' reports on the Registrant's financial statements for the fiscal years ended December 31, 1997 and July 31, 1996 and the five month period ended December 31, 1996 contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

         In addition, there were no reportable events in accordance with Item 304(a)(1)(A)-(D) of Regualtion S-K.

         A letter from the Former Accountants addressed to the Securities and Exchange Commission in accordance with Item 304(a)(3) of Regulation S-K, stating that they agree with the Registrant's response to Item 4 of the Registrant's Current Report on Form 8-K, dated December 23, 1998, is filed as an Exhibit hereto.


Item 5. Other Events.

        On December 15, 1998, the Company received waivers from NationsBank waiving the Company's compliance with certain financial covenants as of September 30, 1998. In addition, the Credit Facility was amended to, among other things, increase the mininum unused borrowing base availability to not less than $10 million and amend certain of the financial covenants. Pursuant to such amendment, NationsBank shall only be required to make advances to the Company for the payment of current operating expenses incurred in the ordinary course of business and for the payment of Obligations (as defined in the Credit Facility) to NationsBank. In no event shall NationsBank be required to make any advance or allow the use of Collateral (as defined in the Credit Facility) for the purpose of making, any payment, directly or indirectly, with respect to the Output Purchase Agreement, the Florida Coast Joint Venture, Stone Container (other than ordinary course trade payables), Florida Coast Paper Holding Co. L.L.C. or Florida Coast Paper Company, L.L.C., or the Senior Secured Notes.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

         (c) Exhibits

          A letter from BDO Seidman, LLP addressed to the Securities and Exchange Commission in accordance with Item 304(a)(3) of Regulation S-K.

          Sixth Amendment to Financing and Security Agreement, dated as of December 15, 1998, among the Company, the Guarantors, the Lenders, the Agent .

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant as duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               FOUR M CORPORATION



                                By:  /s/  Chris Mehiel
                                     ------------------
                                     Chief Operating Officer


Date:  December 23, 1998

                                  EXHIBIT INDEX


EXHIBIT NO.                  DESCRIPTION                          PAGE NO.


10.11                 Sixth Amendment to Financing
                      and Security Agreement, dated
                      as of December 15, 1998, among
                      the Company, the Guarantors, the
                       Lendors, the Agent.

16.1                  Letter from BDO Seidman, LLP
                      in accordance with Item 304 (a)(3)
                      of Regulation S-K